UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2021 (June 10, 2021)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZGQ	*
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* Hertz Global Holdings, Inc.’s common stock began trading exclusively on the over-the-counter market on October 30, 2020 under the symbol HTZGQ.

Item 1.03	Bankruptcy or Receivership

The Chapter 11 Cases

On May 22, 2020 (the “Petition Date”), Hertz Global Holdings, Inc. (the “Company”, “HGH” or “we”), The Hertz Corporation and certain of their direct and indirect subsidiaries in the U.S. and Canada (collectively, the “Debtors”) filed voluntary petitions for relief (collectively, the “Petitions”) under chapter 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered for procedural purposes only under the caption In re The Hertz Corporation, et al., Case No. 20-11218 (MFW). Additional information about the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court, is available online at https://restructuring.primeclerk.com/hertz, a website administered by Prime Clerk, LLC (“Prime Clerk”), a third-party bankruptcy claims and noticing agent. The information on that website is not incorporated by reference and does not constitute part of this Current Report on Form 8-K.

Confirmation of the Plan of Reorganization

On June 10, 2021, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Second Modified Third Amended Joint Chapter 11 Plan of Reorganization of the Debtors (the “Plan”). The Confirmation Order is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Plan is attached as Exhibit A to the Confirmation Order attached as Exhibit 2.1 to this Current Report on Form 8-K and separately as Exhibit 99.1 to this Current Report on Form 8-K.

On June 10, 2021 the Company issued a news release announcing that the Bankruptcy Court confirmed the Plan. A copy of the news release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company expects that the effective date of the Plan (the “Effective Date”) will occur as soon as all conditions precedent to the Plan have been satisfied or waived. Although the Company is targeting occurrence of the Effective Date by the end of June 2021, the Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

Summary of the Plan of Reorganization

The following is a summary of certain substantive provisions of the Plan. The following summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan and the Confirmation Order, copies of which are attached as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Any capitalized terms not defined in this Current Report on Form 8-K have the meanings given to them in the Plan.

The Plan will eliminate over $5 billion of debt, including corporate debt of the Company’s European subsidiaries, and will provide more than $2.2 billion of global liquidity to the reorganized Company. The Company also anticipates that it will emerge with (i) a new $2.8 billion exit credit facility consisting of at least $1.3 billion of term loans, $1.255 billion of revolving loans, and $245 million of a term loan “C” facility, and (ii) an approximately $7 billion asset-backed vehicle financing facility. The Plan provides the following distributions to holders of allowed claims:

•	allowed administrative, priority and secured claims will be paid in cash in full;
•	the holders of allowed claims with respect to the unsecured senior notes and holders of allowed claims with respect to the letter of credit facility provided pursuant to the ALOC Credit Agreement (together with the senior notes, the “Unsecured Funded Debt”) will be paid in cash in full;
•	the holders of the Company’s €725 million European vehicle debt will be paid in cash in full; and
•	the holders of allowed general unsecured claims will be paid in cash in full or have their claims reinstated.

The Plan provides that holders of existing shares of common stock of the Company will receive, in the aggregate, (i) $1.53 per share; and (ii) their pro rata share of (a) common stock representing 3% of the shares of the reorganized Company (subject to dilution for warrants and a new management incentive plan); and (b) either (1) a distribution of 30-year warrants for 18% of the shares of common stock of the reorganized Company (subject to dilution by the issuance of shares pursuant to a new management incentive plan) with a strike price based on a total equity value of $6.5 billion, or (2) the opportunity, for eligible stockholders, to subscribe for shares of common stock in a rights offering for approximately 35% of the shares of common stock of the reorganized Company (subject to dilution by the issuance of shares pursuant to warrants and a new management incentive plan).

The Plan Sponsors have agreed to purchase or otherwise syndicate $1.5 billion in preferred stock and $2.781 billion in common stock of the reorganized Company. In addition, certain Plan Sponsors have agreed to backstop the rights offering with respect to common stock of the reorganized Company described above, totaling $1.635 billion. Pursuant to the Plan, the Company’s existing common stock, including options, warrants or agreements to acquire such common stock, will be canceled and of no further force or effect after the Effective Date. As of June 10, 2021, there were 156,206,478 shares of the Company’s existing common stock outstanding.

Additional information regarding the classification and treatment of claims can be found in the Plan.

Certain Information Regarding Assets and Liabilities of the Debtors

Information regarding the assets and liabilities of the Debtors as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, filed with the Securities and Exchange Commission on May 7, 2021.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity and potential financing sources; the bankruptcy process; our ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the effects of Chapter 11 on the interests of various constituents; and the ability to consummate a plan of reorganization. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on February 26, 2021, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

Item 9.01	Exhibits

(d) Exhibits

Exhibit Number	Title
2.1

Second Modified Third Amended Chapter 11 Plan of Reorganization of The Hertz Corporation and Its Debtor Affiliates, dated as of June 10, 2021 (incorporated by reference to Exhibit A of the Confirmation Order attached As Exhibit 99.1 hereto)

99.1

Order (i) Confirming Second Modified Third Amended Joint Chapter 11 Plan of Reorganization of The Hertz Corporation and its Debtor Affiliates and (ii) Granting Related Relief, as entered by the Bankruptcy Court on June 10, 2021

99.2	News Release, dated as of June 10, 2021, announcing Hertz’s Plan of Reorganization Confirmed by Bankruptcy Court

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ M. David Galainena
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary

Date:  June 16, 2021

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